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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into SPG Properties, Inc.'s (formerly Simon DeBartolo Group, Inc.) previously filed Registration Statement File No. 333-43681.

                                          Arthur Andersen LLP

Indianapolis, Indiana,
March 27, 2000.

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